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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 24, 2006

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          000-50916                                  41-1368898
    (Commission File Number)              (I.R.S. Employer Identification No.)

       299 MARKET STREET
        SADDLE BROOK, NJ                                07663
(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On April 24, 2006, the Board of Directors elected G. Thomas Ahern to serve as a director of the Company. Mr. Ahern was also appointed to serve on the Company's Audit Committee.

     A copy of the press release announcing the election of Mr. Ahern as a director is furnished as Exhibit 99.1 to this Form 8-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibit is furnished herewith:
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     Exhibit 99.1  Press Release dated April 24, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              PEOPLES EDUCATIONAL HOLDINGS, INC.
                                              (Registrant)

                                              By:   /s/ Brian T. Beckwith
                                                    ----------------------------
                                                    Name:  Brian T. Beckwith
                                                    Title: President and Chief
                                                           Executive Officer
Date: April 24, 2006


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